AMENDMENT NO. 11

TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(CLASS B SHARES)

The Amended and Restated Master Distribution Agreement (Class B Shares) (the “Agreement”) made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the “Fund”, or collectively, the “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a “Portfolio”), with respect to the Class B Shares (the “Shares”) of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended as follows:

WHEREAS, the parties desire to amend the Agreement to rename each INVESCO Fund by replacing “INVESCO” with “AIM” and further to the change the name of INVESCO Core Equity Fund to AIM Core Stock Fund and INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund;

1. Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: October 15, 2004

Each FUND listed on Schedule A-1 on behalf of the Shares of each Portfolio listed on Schedule A-1

By:	/s/ Robert H. Graham
Name: Robert H. Graham
Title: President

Each FUND listed on Schedule A-2 on behalf of the Shares of each Portfolio listed on Schedule A-2

By:	/s/ Robert H. Graham
Name: Robert H. Graham
Title: President

A I M DISTRIBUTORS, INC.

By:	/s/ Gene L. Needles
Name: Gene Needles
Title: President

SCHEDULE A-1

TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(CLASS B SHARES)

AIM EQUITY FUNDS

Portfolios

AIM Aggressive Growth Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Strategies Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Mid Cap Growth Fund

AIM Select Basic Value

AIM U.S. Growth Fund

AIM Weingarten Fund

AIM FUNDS GROUP

Portfolios

AIM Balanced Fund

AIM Basic Balanced Fund

AIM European Small Company Fund

AIM Global Value Fund

AIM International Emerging Growth Fund

AIM Mid Cap Basic Value Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM GROWTH SERIES

Portfolios

AIM Aggressive Allocation Fund

AIM Basic Value Fund

AIM Conservative Allocation Fund

AIM Mid Cap Core Equity Fund

AIM Moderate Allocation Fund

AIM Small Cap Growth Fund

AIM Global Equity Fund

AIM INTERNATIONAL MUTUAL FUNDS

Portfolios

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM INVESTMENT FUNDS

Portfolios

AIM Developing Markets Fund

AIM Global Health Care Fund

AIM Libra Fund

AIM Trimark Fund

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

Portfolios

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Money Market Fund

AIM Municipal Bond Fund

AIM Total Return Bond Fund

AIM Real Estate Fund

AIM SPECIAL OPPORTUNITIES FUNDS

Portfolios

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM TAX-EXEMPT FUNDS

Portfolio

AIM High Income Municipal Fund

SCHEDULE A-2

TO

AMENDED AND RESTATED

MASTER DISTRIBUTION AGREEMENT

(CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS

Portfolios

AIM Core Stock Fund

AIM Total Return Fund

AIM COUNSELOR SERIES TRUST

Portfolios

AIM Advantage Health Sciences Fund

AIM Multi-Sector Fund

AIM SECTOR FUNDS

Portfolios

AIM Energy Fund

AIM Financial Services Fund

AIM Gold & Precious Metals Fund

AIM Health Sciences Fund

AIM Leisure Fund

AIM Technology Fund

AIM Utilities Fund

AIM STOCK FUNDS

AIM Dynamics Fund

AIM Mid Cap Stock Fund

AIM Small Company Growth Fund

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